OptimizeRx Reports First Quarter 2025 Financial Results and Updates Fiscal Year 2025 Guidance
-Q1 revenue of $21.9 million, increasing 11% year-over-year
-Q1 gross profit increased 9% year-over-year to $13.3 million
-Increases full year 2025 guidance to a revenue range between $101 million and $106 million and adjusted EBITDA range between $13 million and $15 million
WALTHAM, Mass. – May 12, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today reported results for the three months ended March 31, 2025. Quarterly comparisons are to the same year-ago period.

Financial Highlights
•Revenue in the first quarter of 2025 increased 11% to $21.9 million, as compared to $19.7 million in the same year ago period
•Gross profit in the first quarter of 2025 increased 9% year-over-year to $13.3 million, from $12.2 million during the first quarter of 2024
•GAAP net loss totaled $(2.2) million or $(0.12) per basic and diluted share in the first quarter of 2025, as compared to $(6.9) million or $(0.38) per basic and diluted share during the first quarter of 2024
•Non-GAAP net income in the first quarter totaled $1.5 million or $0.08 per diluted share, as compared to Non-GAAP net loss of $(2.0) million or $(0.11) per diluted share during the first quarter of 2024 (see *Non-GAAP Measures below)
•Adjusted EBITDA for the first quarter of 2025 increased to $1.5 million compared to $(0.3) million in the same year ago period (see *Non-GAAP Measures below)
•Cash, cash equivalents and short-term investments totaled $16.6 million as of March 31, 2025, as compared to $13.4 million as of December 31, 2024

Stephen L. Silvestro, OptimizeRx CEO commented, “I’m encouraged by our year-to-date performance, which has exceeded both consensus estimates and our internal expectations. The momentum we saw at the end of 2024 has carried into 2025, with year-to-date contracted revenue up more than 20% compared to the same period last year—positioning us well for a strong second half of the year. I believe this performance clearly reflects the results of our focus on operational excellence, our commitment to delighting customers, and our efforts to deepen relationships with valued business partners, all of which are driving meaningful shareholder value.
“At the same time, we’ve already converted over 5% of our expected 2025 sales into subscription-based revenue streams. I believe this transition, combined with our improving operating leverage, puts us on a strong path toward achieving Rule of 40 performance in the coming years.

“Given our strong performance and positive outlook, I’m pleased to announce that we are raising our full-year guidance. We now expect the revenue range to be between $101 million and $106 million, and adjusted EBITDA to be between $13 million and $15 million.”

	Rolling Twelve Months Ended March 31,
Key Performance Indicators (KPIs)**	2025	2024
	(in thousands, except percentages)
Average revenue per top 20 pharmaceutical manufacturer	$2,960	$2,592
Percent of total revenue attributable to top 20 pharmaceutical manufacturers	63%	66%
Net revenue retention	114%	116%
Revenue per average full-time employee	$710	$641

2025 Financial Outlook
The Company is increasing its 2025 guidance and expects revenue to be between $101 million and $106 million with Adjusted EBITDA to be between $13 million and $15 million.
Conference Call
Date:    Monday, May 12, 2025
Time:    4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)
Toll Free:    1-844-825-9789
International:    1-412-317-5180
Conference ID:    10198829
Call Me:    https://callme.viavid.com/?$Y2FsbG1lPXRydWUmcGFzc2NvZGU9JmluZm89Y29tcGFueSZyPXRydWUmYj0xNg==
Webcast:     https://viavid.webcasts.com/starthere.jsp?ei=1708545&tp_key=86684771bf
Call Me Passcode: 8199416
Webcast Replay: The archived webcast will be on the investor relations section of the OptimizeRx website

Individual Meeting Invitation

In an effort to increase relations with institutional investors, OptimizeRx management has dedicated time to hosting individual meetings with portfolio managers and analysts. If you are interested in scheduling a meeting with OptimizeRx management, please contact: adsilva@optimizerx.com or shalper@lifesciadvisors.com.
*Non-GAAP Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also contains non-GAAP financial measures. The reasons why we believe these measures provide useful information to investors and, for historical periods, a reconciliation of these measures to the most directly comparable GAAP measures are included in the supplemental tables that follow.
Although the Company provides guidance for Adjusted EBITDA, a non-GAAP financial measure, it is not able to provide guidance to the most directly comparable GAAP measure. Reconciliations for forward-looking figures would require unreasonable effort at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, other income, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

**Definition of Key Performance Indicators
Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2024 revenue”. We previously used “The top 20 pharma companies by 2023 revenue”. As a result of this change, prior periods have been restated for comparative purposes.
Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).
Revenue per average full-time employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent period.
About OptimizeRx
OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.
Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.
For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.
Important Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s future performance, expected revenues, expected Adjusted EBITDA, plans to grow shareholder value creation, plans to continue the Company’s growth and transformation, plans to position the Company to become a “Rule of 40” company, plans for forging stronger relationships with valued business partners, and other statements relating to future performance, plans, and expectations. These forward-looking statements are based on the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its subsequent Quarterly Reports on Form 10-Q, and in other filings the Company has made and may make with the Securities and Exchange Commission in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact
Andy D’Silva, SVP Corporate Finance
adsilva@optimizerx.com

Investor Relations Contact
Steven Halper
LifeSci Advisors, LLC
shalper@lifesciadvisors.com

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2025	December 31, 2024
ASSETS	(unaudited)
Current assets
Cash and cash equivalents	$16,573	$13,380
Accounts receivable, net of allowance for credit losses of $335 at March 31, 2025 and December 31, 2024	32,720	38,212
Taxes receivable	113	—
Prepaid expenses and other	2,305	2,379
Total current assets	51,711	53,971
Property and equipment, net	150	150
Other assets
Goodwill	70,869	70,869
Patent rights, net	5,349	5,517
Technology assets, net	7,931	8,180
Tradename and customer relationships, net	31,226	31,819
Operating lease right of use assets	303	366
Security deposits and other assets	229	296
Total other assets	115,907	117,047
TOTAL ASSETS	$167,768	$171,168

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$3,300	$2,000
Accounts payable	3,381	2,156
Accrued expenses	9,277	8,486
Revenue share payable	1,743	5,053
Taxes payable	—	318
Current portion of lease liabilities	139	168
Deferred revenue	511	473
Total current liabilities	18,351	18,654
Non-current liabilities
Long-term debt, net	29,190	30,816
Lease liabilities, net of current portion	171	209
Deferred tax liabilities, net	3,786	4,491
Total liabilities	51,498	54,170

Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at March 31, 2025 or December 31, 2024	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 20,234,186 and 20,194,697 shares issued at March 31, 2025 and December 31, 2024, respectively	20	20
Treasury stock, $0.001 par value, (1,741,397) shares held at March 31, 2025 and December 31, 2024	(2)	(2)
Additional paid-in-capital	202,819	201,348
Accumulated deficit	(86,567)	(84,368)
Total stockholders’ equity	116,270	116,998
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$167,768	$171,168

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data, unaudited)

	For the Three Months Ended March 31,
	2025	2024

Net revenue	$21,928	$19,690
Cost of revenues, exclusive of depreciation and amortization presented separately below	8,584	7,486
Gross profit	13,344	12,204

Operating expenses
General and administrative expenses	14,364	16,166
Depreciation and amortization	1,094	1,067
Total operating expenses	15,458	17,233
Loss from operations	(2,114)	(5,029)
Other income (expense)
Interest expense	(1,297)	(1,546)
Other income	39	—
Interest income	88	20
Total other expense, net	(1,170)	(1,526)
Loss before provision for income taxes	(3,284)	(6,555)
Income tax benefit (expense)	1,085	(344)
Net loss	$(2,199)	$(6,899)
Weighted average number of shares outstanding – basic	18,470,808	18,170,108
Weighted average number of shares outstanding – diluted	18,470,808	18,170,108
Loss per share – basic	$(0.12)	$(0.38)
Loss per share – diluted	$(0.12)	$(0.38)

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	For the Three Months Ended March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,199)	$(6,899)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,094	1,067
Stock-based compensation	1,558	3,024
Bad debt reserve	—	132
Amortization of debt issuance costs	174	182
Changes in:
Accounts receivable	5,492	6,373
Prepaid expenses and other assets	74	800
Accounts payable	1,225	(562)
Revenue share payable	(3,310)	(2,692)
Accrued expenses and other liabilities	854	(362)
Taxes receivable and payable	(431)	323
Deferred tax liabilities	(705)	—
Deferred revenue	38	732
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,864	2,118

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of property and equipment	(27)	(32)
Capitalized software development costs	(57)	(121)
NET CASH USED IN INVESTING ACTIVITIES	(84)	(153)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(87)	(140)
Repayment of long-term debt	(500)	(500)
NET CASH USED IN FINANCING ACTIVITIES	(587)	(640)
NET INCREASE IN CASH AND CASH EQUIVALENTS	3,193	1,325
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	13,380	13,852
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,573	$15,177

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$1,121	$1,350
Cash paid for income taxes	$—	$21

OPTIMIZERX CORPORATION
RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data, unaudited)
This earnings release includes certain financial measures not derived in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Additionally, these non-GAAP measures may not be comparable to similarly titled measures reported by other companies. However, management believes that presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the Company's historical operating results and trends in its underlying operating results and provides transparency on how the Company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Management believes that financial information excluding certain items that are not considered to reflect the Company’s ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, management believes that investors may be able to better understand the Company’s operating results excluding these items. Non-GAAP financial measures may reflect adjustments for items such as asset impairment charges, amortization, stock-based compensation, acquisition expenses, severance, shareholder activist related fees, CEO search fees, other income, as well as other items that management believes are not related to the Company’s ongoing performance.

	Three Months Ended March 31,
	2025	2024
Net loss	$(2,199)	$(6,899)
Depreciation and amortization	1,094	1,067
Stock-based compensation	1,558	3,024
Severance expenses	275	419
Shareholder activist related fees	451	—
CEO search fees	225	—
Other income	(39)	—
Amortization of debt issuance costs	174	182
Acquisition expenses	—	243
Non-GAAP net income (loss)	$1,539	$(1,964)

Non-GAAP net income (loss) per share
Diluted	$0.08	$(0.11)
Weighted average shares outstanding:
Diluted	18,579,012	18,170,108

	Three Months Ended March 31,
	2025	2024
Net loss	$(2,199)	$(6,899)
Depreciation and amortization	1,094	1,067
Income tax (benefit) expense	(1,085)	344
Stock-based compensation	1,558	3,024
Severance expenses	275	419
Acquisition expenses	—	243
Shareholder activist related fees	451	—
CEO search fees	225	—
Other income	(39)	—
Interest expense, net	1,209	1,526
Adjusted EBITDA	$1,489	$(276)